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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934

                               February 18, 2004
               Date of Report (Date of Earliest Event Reported)


                            Hawaiian Holdings, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                     1-31443                 71-0879698
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)       Number)               Identification No.)

    885 Third Avenue, 34th Floor
            New York, NY                                          10022
(Address of Principal Executive Offices)                        (Zip Code)

      Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5.  Other Events and Regulation FD Disclosure.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Case") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827). Thereafter, and as also previously reported in the Registrant's Current Report on Form 8-K filed on June 2, 2003, on May 30, 2003, the U.S. Trustee's Office, with the approval of the Bankruptcy Court, selected an initial trustee to serve as the trustee in the Chapter 11 Case. Since that time, the initial trustee has resigned and a replacement trustee has been selected to serve as the trustee (the "Trustee") in the Chapter 11 Case.

         On March 4, 2004, the Trustee filed a Joint Motion of Chapter 11 Trustee and Official Committee of Unsecured Creditors for an Order, Pursuant to Section 105 and 363 of the Bankruptcy Code: (A) Establishing Procedures for Soliciting Investment in the Debtor and (B) Approving the Form and Manner of Notice Thereof (the "Bid Motion") with the Bankruptcy Court requesting that the Bankruptcy Court approve certain procedures related to soliciting potential investments in Hawaiian Airlines at a Hearing scheduled in the Bankruptcy Court for April 1, 2004. By the Bid Motion, the Trustee, among other things, requested that certain qualifications be required of potential investors, and that they be afforded a six week due diligence period during which to investigate Hawaiian Airlines. The Bid Motion also sets forth a proposed deadline of May 12, 2004 for submission of such bids. The Bid Motion also proposed that bids include, among other things, (i) a commitment letter attaching a proposed plan of reorganization and disclosure statement that provides for payment in full of administrative and priority claims, and proposed treatment of all classes of creditors; (ii) evidence of the bidder's financial ability to consummate the transaction it proposes; (iii) information concerning any intended plans for the operation of the reorganized Hawaiian Airlines, including any intended changes in routes/schedule, fleet, and labor contracts; and (iv) evidence of binding corporate authority with respect to the proposal. The Bid Motion also proposes that the winning bid would be determined on or before May 20, 2004.

         On March 15, 2004, the Registrant filed an Objection to the Bid Motion with the Bankruptcy Court (the "Objection"). In the Objection, the Registrant asserts, among other things, that the Bid Motion, if approved, will
(i) tilt the Hawaiian Airlines bankruptcy proceeding in favor of the Trustee and the official committee of unsecured creditors (the "Committee"), particularly with respect to the confirmation of any plan of reorganization for Hawaiian Airlines; (ii) restrict the rights of parties in interest to file competing plans of reorganization; (iii) devalue and disenfranchise the equity interests in Hawaiian Airlines that is owned directly by the Registrant, and owned indirectly by the holders of the Registrant's common stock; and (iv) chill creditor and shareholder democracy in contravention of Chapter 11 of the Bankruptcy Code. In the Objection, the Registrant contends that the Bid Motion sets forth a highly subjective and unbalanced process for the solicitation of plans of reorganization for Hawaiian Airlines that will likely yield limited value to creditors and no value to holders of Hawaiian Airlines equity interests, is unnecessarily restrictive, undemocratic, and ultimately prejudicial to the rights of creditors and shareholders, and that gives the Trustee and the Committee the ability to submit a competing plan of reorganization at any time that undercuts the bid process proposed in the Bid Motion.

         In its Objection, the Registrant requests that the Bankruptcy Court approve a uniform process for plan confirmation that provides, at a minimum,
(i) a due diligence period for all parties in interest to have equal access to Hawaiian Airlines' business and financial information and its key employees;
(ii) a date by which any additional competing plans of reorganization and disclosure statements must be filed, including any plan or disclosure statement proposed to be filed by the Trustee and the Committee; (iii) a preliminary date by which plan proponents may file more than non-material modifications to their plans in an effort to provide the highest and best offer to reorganize the affairs of Hawaiian Airlines; (iv) a hearing at which the Bankruptcy Court will consider the adequacy of any disclosure statements and setting the deadline to object to the adequacy of disclosure statements;
(v) a date by which plan proponents must solicit acceptances of their respective plans; and (vi) a hearing at which the Bankruptcy Court must consider confirmation of any plans of reorganization. The Objection also contains a request that the plan confirmation process expressly provide that parties in interest have a right under the Bankruptcy Code to submit competing plans of reorganization. A copy of the Objection is attached hereto as Exhibits 99.1.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on December 3, 2003, on November 28, 2003, the Trustee initiated an action (the "Complaint") in the Bankruptcy Court, naming John W. Adams, the Chairman of the Board and Chief Executive Officer of the Registrant, the Registrant, and certain affiliates of the Mr. Adams (AIP, LLC, AIP, and Smith Management, LLC) as defendants. On February 18, 2004, the Registrant filed an answer to the Complaint (the "Answer") with the Bankruptcy Court. In the Answer, the Registrant denies generally and specifically the allegations against it raised in the Complaint,

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except as otherwise admitted in the Answer. In addition, the Answer raises several affirmative defenses to the Complaint, including, among other things, that the Registrant acted in good faith, lack of jurisdiction by the Bankruptcy Court, and that the Complaint fails to state claims upon which relief can be granted. A copy of the Answer is attached hereto as 99.2.

         In addition, on March 19, 2004, the Registrant issued a press release related to the investigation that the Securities and Exchange Commission has commenced into certain matters involving the Registrant and several of the Registrant's officers in connection with the tender offer that the Registrant announced on May 31, 2003, and that was subsequently consummated, and which matter was previously disclosed in the Registrant's Current Report on Form 8-K filed on October 2, 2003. A copy of the press release is attached as Exhibit
99.3 hereto.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines that may cause the actual results of the Registrant and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute their business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airline's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airline's equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.





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ITEM 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               Not Applicable/None

         (b)   Pro Forma Financial Information.

               Not Applicable/None

         (c)   Exhibits.

               Exhibit Number           Document Description
               --------------           --------------------

               99.1 Hawaiian Holdings, Inc. Objection to Joint Motion of Chapter 11 Trustee and Official Committee of Unsecured Creditors for an Order, Pursuant to Sections 105 and 363 of the Bankruptcy
                                        Code:  (A) Establishing Procedures for
                                        Soliciting Investment in the Debtor and
                                        (B) Approving the Form and Manner of
                                        Notice Thereof, filed on March 15, 2004
                                        with the Bankruptcy Court.

               99.2 Answer and Affirmative Defenses of Defendant Hawaiian Holdings, Inc., filed on February 18, 2004 with the Bankruptcy Court (Adv. No. 03-90061).

               99.3 Press release, issued on March 19, 2004, by Hawaiian Holdings, Inc.







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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 2004                 By: Hawaiian Holdings, Inc.


                                       By:   /s/ John W. Adams
                                             ------------------------
                                             John W. Adams
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer



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